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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 14, 2002
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                              BANCFIRST CORPORATION
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             (Exact name of registrant as specified in its charter)



           OKLAHOMA                       0-14384               73-1221379
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(State or other jurisdiction of         (Commission          (I.R.S. Employer
        incorporation)                 File Number)         Identification No.)


101 North Broadway, Oklahoma City, Oklahoma                           73102
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   (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code  (405) 270-1086
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Item 4. Changes in Registrant's Certifying Accountant.

On June 14, 2002, the Company appointed Ernst & Young LLP as its independent accountants and terminated Arthur Andersen LLP as its independent accountants. The decision to change accountants was made because the accountants handling the Company's matters in the Oklahoma City office of Arthur Andersen LLP joined the Oklahoma City office of Ernst & Young LLP effective as of May 24, 2002. Arthur Andersen LLP has served as the independent accountants of the Company since 1999. The decision to change the Company's independent accountants was recommended by the Company's Audit Committee and approved by its Executive Committee, acting on behalf of the Board of Directors.

In connection with the audits of the two fiscal years ended December 31, 2000, and 2001, respectively, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to its satisfaction would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in connection with its report. Additionally, during the two most recent fiscal years ended December 31, 2000 and 2001, respectively, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

During the interim period subsequent to December 31, 2001, preceding the decision to change independent accountants, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to its satisfaction would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in connection with its report. Additionally, during the interim period subsequent to December 31, 2001, preceding the decision to change independent accountants, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

The audit reports issued by Arthur Andersen LLP on the consolidated financial statements of the Company as of and for the years ended December 31, 2000 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. A letter from Arthur Andersen LLP is attached hereto as Exhibit 16, indicating its concurrence with the disclosures in this and the preceding paragraphs of this Form 8-K.

During the fiscal years ended December 31, 2000 and 2001, and the subsequent interim period through June 14, 2002, the Company did not consult with Ernst & Young LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has provided both Ernst & Young LLP and Arthur Andersen LLP with a copy of the disclosure contained in this Form 8-K. Ernst & Young LLP and Arthur Andersen LLP both agree with the Company as to the information contained in the disclosure. The required letter from Arthur Andersen LLP to the Securities and Exchange Commission, stating that it has found no basis for disagreement with such disclosure, is attached as an exhibit to this Form 8-K.

Item 7.  Financial Statements and Exhibits

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits.

         16. Letter dated June 19, 2002 from Arthur Andersen LLP addressed to the Securities and Exchange Commission regarding change in certifying accountants.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BANCFIRST CORPORATION
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                                            (Registrant)




Date  June 20, 2002                     /s/ Randy P. Foraker
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                                                   (Signature)

                                        Randy P. Foraker
                                        Senior Vice President and Controller;
                                        Assistant Secretary/Treasurer
                                        (Principal Accounting Officer)


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                                  EXHIBIT INDEX

Exhibit
No.               Description
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16                Letter dated June 19, 2002 from Arthur Andersen LLP addressed to the Securities and Exchange Commission regarding change in certifying accountants.




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